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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): July 6, 2000

                                CUNO INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

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
         000-21109                                        06-1159240
 (Commission File Number)                      (IRS Employer Identification No.)


        400 Research Parkway
        Meriden, Connecticut                                06450
(Address of principal executive offices)                  (Zip Code)
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                                 (203) 237-5541
              (Registrant's telephone number, including area code)
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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.   Other Events

On July 6, 2000, the registrant announced the retirement of Paul J. Powers from the Company's Board of Directors. A copy of the Press Release is attached as
Exhibit 99.1 and filed hereto.

Item 7.   Financial Statements and Exhibits

99.1 Press release dated July 6, 2000 regarding the retirement of Paul J. Powers from the Company's Board of Directors.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date     July 6, 2000


By /s/ Frederick C. Flynn, Jr.
Frederick C. Flynn, Jr.
Senior Vice President -
Finance and Administration,
Chief Financial Officer,
Treasurer and Assistant Secretary
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                                CUNO INCORPORATED
                                  EXHIBIT INDEX

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
Exhibit Number             Description
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
99.1                       Press Release Issued July 6, 2000
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